UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 17, 2008

AURORA GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-24393	13-3945947
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Baarerstrasse 10, 1st Floor, Zug, Switzerland	6300
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including the area code:	(+61) 8 9240-2836

(Former name or former address, if changed from last report)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Information A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

AURORA GOLD CORPORATION

Item 8.01    Other Events

On October 17, 2008 The Company announced that a ground geophysics program on the São João Joint Venture project in the Tapajos gold province, State of Pará, Brazil is nearing completion.

Item 9.01    Financial Statements and Exhibits

(a)	Financial statements:
None

(b)	Pro forma financial statements:
None

(c)	Shell company transactions:
None

(d)	Exhibits:

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K

Exhibit	Description of Exhibit

99.1	Aurora Gold Corporation news release issued October 17, 2008 and disseminated through the facilities of a recognized newswire service.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AURORA GOLD CORPORATION

Date: October 17, 2008	by:	/s/ Lars Pearl
Lars Pearl
President, CEO and Director